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                                                                    EXHIBIT 10.4


                                   AMENDMENT
                                       TO
                                PROMISSORY NOTE


     THIS AMENDMENT (the "Amendment") is made and entered into as of December 31, 1998, by and between Vencor Realty Limited Partnership, with an address of 3300 Aegon Center, Louisville, Kentucky ("Payee"), and W. Bruce Lunsford (the "Maker").

                                   RECITALS:

     A. The Maker has executed and delivered a Promissory Note (the "Note"), dated as of June 15, 1998, in the principal amount of $3,750,000, in favor of the Payee.

     B.   The Maker and the Payee desire to amend the Note as set forth below.

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, and intending to be legally bound hereby, the Note is hereby amended, effective December 31, 1998, as follows:

     1. Immediately preceding the paragraph that begins "The occurrence of any one or more of the following events shall constitute a default under this Note:", a new paragraph is hereby added to read as follows:

     "Notwithstanding anything to the contrary in this Note, if the Maker resigns as Chairman of Ventas, Inc. at the request of the Board of Directors of Ventas, Inc. for any reason other than Cause (as defined in the Employment Agreement, dated as of July 31, 1998, between the Maker and Ventas, Inc., as amended effective December 31, 1998), any and all unpaid principal and interest on this Note shall be forgiven and this Note shall be extinguished."

     2. All capitalized terms used in this Amendment shall have the same definitions as set forth in the Note.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                             VENTAS REALTY
                                  LIMITED PARTNERSHIP


                             _____________________________
                             By:
                             Title:



                              W. BRUCE LUNSFORD

                              ____________________________
                              W. Bruce Lunsford

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